THRIVENT MUTUAL FUNDS

Form N-SAR for

Fiscal Period Ended 6-29-12

INDEX TO EXHIBITS

EXHIBIT NO.	ITEM

1.	Transactions effected pursuant to Rule 10f-3. (Item 77.O.)

N-SAR FILING

THRIVENT DIVERSIFIED INCOME PLUS FUND

THRIVENT EQUITY INCOME PLUS FUND

THRIVENT NATURAL RESOURCES FUND

Affiliated Underwritings

For the six month period ending June 30, 2012

Fund	Trade Date	CUSIP	Issuer	144A Security	Price	Par/ Amount	Issuer Size	Percent	Broker	Participating Underwriters	Selling Concession
None